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                                                                 Exhibit 10.5(a)

                          LOAN AND SECURITY AGREEMENT

                          ALLIANCE MEDICAL CORPORATION

                                      AND

                        PARAGON HEALTH CARE CORPORATION
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                              TABLE OF CONTENTS

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
1     ACCOUNTING AND OTHER TERMS..................................................    1

2     LOAN AND TERMS OF PAYMENT...................................................    1
      2.1   Promise to Pay........................................................    1
            2.1.1 Revolving Advances..............................................    1
            2.1.2 Letters of Credit Sublimit......................................    1
            2.1.3 Acquisition Term Loan...........................................    2
            2.1.4 Equipment Term Loan.............................................    2
      2.2   Overadvances..........................................................    2
      2.3   Interest Rate, Payments...............................................    2
      2.4   Fees..................................................................    3

3     CONDITIONS OF LOANS.........................................................    3
      3.1   Conditions Precedent to Initial Credit Extension......................    3
      3.2   Conditions Precedent to all Credit Extensions.........................    3

4     GRANT OF SECURITY INTEREST..................................................    4

5     REPRESENTATIONS AND WARRANTIES..............................................    4
      5.1   Due Organization and Authorization....................................    4
      5.2   Collateral............................................................    4
      5.3   Litigation............................................................    5
      5.4   No Material Adverse Change in Financial Statements....................    5
      5.5   Solvency..............................................................    5
      5.6   Regulatory Compliance.................................................    5
      5.7   Subsidiaries..........................................................    5
      5.8   Full Disclosure.......................................................    6

6     AFFIRMATIVE COVENANTS.......................................................    6
      6.1   Government Compliance.................................................    6
      6.2   Financial Statements, Reports, Certificates...........................    6
      6.3   Inventory; Returns....................................................    7
      6.4   Taxes.................................................................    7
      6.5   Insurance.............................................................    7
      6.6   Primary Accounts......................................................    7
      6.7   Financial Covenants...................................................    8
      6.8   Registration of Intellectual Property Rights..........................    8
      6.9   Further Assurances....................................................    8

7     NEGATIVE COVENANTS..........................................................    8
      7.1   Dispositions..........................................................    8
      7.2   Changes in Business, Ownership, Management or Business Locations......    9

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
      7.3   Mergers or Acquisitions...............................................    9
      7.4   Indebtedness..........................................................    9
      7.5   Encumbrance...........................................................    9
      7.6   Distributions; Investments............................................    9
      7.7   Transactions with Affiliates..........................................    9
      7.8   Subordinated Debt.....................................................   10
      7.9   Compliance............................................................   10

8     EVENTS OF DEFAULT...........................................................   10
      8.1   Payment Default.......................................................   10
      8.2   Covenant Default......................................................   10
      8.3   Material Adverse Change...............................................   10
      8.4   Attachment............................................................   11
      8.5   Insolvency............................................................   11
      8.6   Other Agreements......................................................   11
      8.7   Judgments.............................................................   11
      8.8   Misrepresentations....................................................   11
      8.9   Litigation............................................................   11

9     BANK'S RIGHTS AND REMEDIES..................................................   12
      9.1   Rights and Remedies...................................................   12
      9.2   Power of Attorney.....................................................   12
      9.3   Accounts Collection...................................................   13
      9.4   Bank Expenses.........................................................   13
      9.5   Bank's Liability for Collateral.......................................   13
      9.6   Remedies Cumulative...................................................   13
      9.7   Demand Waiver.........................................................   13

10    NOTICES.....................................................................   14

11    CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..................................   14

12    GENERAL PROVISIONS..........................................................   14
      12.1  Successors and Assigns................................................   14
      12.2  Indemnification.......................................................   14
      12.3  Time of Essence.......................................................   14
      12.4  Severability of Provision.............................................   15
      12.5  Amendments in Writing, Integration....................................   15
      12.6  Counterparts..........................................................   15
      12.7  Survival..............................................................   15
      12.8  Confidentiality.......................................................   15
      12.9  Attorneys' Fees, Costs and Expenses...................................   15

13    DEFINITIONS.................................................................   16
      13.1  Definitions...........................................................   16


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      THIS LOAN AND SECURITY AGREEMENT dated June 11, 2001, between SILICON
VALLEY BANK, whose address is 3003 Tasman Drive, Santa Clara, California 95054 ("Bank") and ALLIANCE MEDICAL CORPORATION, whose address is 10232 South 51st Street, Phoenix, Arizona 85044 ("Alliance") and PARAGON HEALTH CARE CORPORATION, whose address is 10809 Executive Center Drive, Suite 110, Little Rock, Arkansas 72211 ("Paragon") (Alliance and Paragon are sometimes collectively, jointly and severally referred to herein as "Borrower"), provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1     ACCOUNTING AND OTHER TERMS

      Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2     LOAN AND TERMS OF PAYMENT

2.1   PROMISE TO PAY.

      Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 REVOLVING ADVANCES.

      (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

      (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

      (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

2.1.2 LETTERS OF CREDIT SUBLIMIT.

      Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding
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principal balance of the Advances; however, the face amount of outstanding
Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed $500,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

2.1.3 ACQUISITION TERM LOAN.

      (a) Bank will make the Acquisition Term Loan to Borrower in a single advance on the earlier of (i) Borrower's completion of its filing with the U.S. Securities and Exchange Commission on Form S-1 or (ii) July 31, 2001.

      (b) Borrower will pay equal monthly installments of principal plus interest (the "Acquisition Term Loan Payment"). Each Acquisition Term Loan Payment is payable on the 11th of each month during the term of the Acquisition Term Loan. Borrower's final Acquisition Term Loan Payment, due on April 30, 2004, includes all outstanding Acquisition Term Loan principal and accrued interest.

2.1.4 EQUIPMENT TERM LOAN.

      (a) Bank will make an Equipment Term Loan available to Borrower. On the Closing Date, Bank will make a single advance to Borrower in an amount not to exceed 75% of the eligible Equipment previously financed under Borrower's existing Equipment facility. Up to 15% of eligible Equipment may include software and other soft costs, including sales tax, freight and installation expenses. Borrower will deliver to Bank with the request for the Equipment Term Loan an invoice for the Equipment to be refinanced.

      (b) Borrower will pay 36 equal installments of principal plus interest (the "Equipment Term Loan Payment"). Each Equipment Term Loan Payment is payable on the 11th of each month during the term of the Equipment Term Loan.

      (c) Borrower's final Equipment Term Loan Payment, due on April 30, 2004, includes (i) all outstanding Equipment Term Loan principal and accrued interest, plus (ii) an additional payment equal to 5% of the total amount advanced under the Equipment Term Loan.

2.2   OVERADVANCES.

      If Borrower's Obligations under Section 2.1.1 and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3   INTEREST RATE, PAYMENTS.

(a) Interest Rate. (i) Advances accrue interest on the outstanding principal balance at a per annum rate of 1 percentage points above the Prime Rate; (ii) the Equipment Term Loan accrues interest at a per annum rate of 1.5 percentage points above the Prime Rate; and (iii) the

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Acquisition Term Loan accrues interest at a per annum rate of 2 percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

      (b) Payments. Interest due on the Committed Revolving Line is payable on the 11th of each month. Bank may debit any of Borrower's deposit accounts including Account Number 3300234870 for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4   FEES.

      Borrower will pay:

      (a) Commitment Fees. The following fully earned, non-refundable commitment fees are due on the Closing Date: (i) 0.50% of the Committed Revolving Line ($12,500) and (ii) 1% of the Acquisition Term Loan ($10,000).

      (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3     CONDITIONS OF LOANS

3.1   CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

      Bank's obligation to make the initial Credit Extension is subject to the following conditions precedent:

      (a) Bank must receive the agreements, documents and fees it requires, except that Borrower may deliver to Bank those documents titled "Consent to Removal of Personal Property" set forth as Exhibits E, F and G no later than thirty (30) days after the Closing Date; and

      (b) the satisfactory completion of a field examination, the results of which must be acceptable to Bank in its sole and absolute discretion or any issues arising therefrom must be resolved to Bank's complete satisfaction.

3.2   CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

      Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

      (a) timely receipt of any Payment/Advance Form; and


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      (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default (or any event that with the giving of notice or the lapse of time or both would become an Event of Default) may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4     GRANT OF SECURITY INTEREST

      Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5     REPRESENTATIONS AND WARRANTIES

      Borrower represents and warrants as follows:

5.1   DUE ORGANIZATION AND AUTHORIZATION.

      Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

      The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2   COLLATERAL.

      Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.


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5.3   LITIGATION.

      Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4   NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

      All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5   SOLVENCY.

      The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6   REGULATORY COMPLIANCE.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7   SUBSIDIARIES.

      Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments. No Subsidiary except Paragon currently owns any tangible assets and at no time were any tangible assets transferred from a Subsidiary to Borrower.


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5.8   FULL DISCLOSURE.

      No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6     AFFIRMATIVE COVENANTS

      Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1   GOVERNMENT COMPLIANCE.

      Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

      (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and (v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

      (b) Within 45 days after the last day of each quarter, Borrower will deliver to Bank a company prepared consolidated financial projection for Alliance and its Subsidiaries, on a rolling 4-quarter basis ("Rolling Revenue Projection").


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      (c) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

      (d) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

      (e) Allow Bank to audit Borrower's Collateral at Borrower's expense, such amount not to exceed $5,000 annually. Such audits will be conducted no more often than every 6 months unless an Event of Default has occurred and is continuing.

6.3   INVENTORY; RETURNS.

      Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than $50,000.

6.4   TAXES.

      Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5   INSURANCE.

      Borrower will keep its business and the Collateral insured for risks and in amounts standard for Borrower's industry, and as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee, proof of which Borrower will provide to Bank, and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations. Borrow will deliver to Bank proof of general business insurance and casualty insurance.

6.6   PRIMARY ACCOUNTS.

      No later than thirty (30) days after the Closing Date, Borrower will maintain all its deposits and investments, except for payroll and petty cash, with Bank.


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6.7   FINANCIAL COVENANTS.

      (a) Borrower will maintain:

             (i) TANGIBLE NET WORTH. As of the last day of each month, a Tangible Net Worth of at least the sum of (A) $4,750,000 and (B) the following, calculated quarterly on a cumulative basis from the Closing Date: (I) 100% of any additional equity raised by Borrower (net of expenses and costs of issuance), plus (II) 100% of Borrower's net income, calculated in accordance with GAAP, without offset for net losses.

             (ii) LIQUIDITY COVERAGE. As of the last day of each month, a ratio at all times of unrestricted cash (and equivalents) on deposit or invested with Bank divided by the aggregate of outstanding balances of the Acquisition Term Loan and the Equipment Term Loan of not less than 1.25 to 1.00.

      (b) REVENUE VARIANCE. For each quarter, Borrower shall not permit a deviation of greater than 15% from Borrower's most recent business plan presented to and accepted by Bank prior to the execution of this Agreement.

6.8   REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

      Borrower will register with the United States Patent and Trademark Office or the United States Copyright Office its Intellectual Property and additional Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.

      Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9   FURTHER ASSURANCES.

      Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7     NEGATIVE COVENANTS

      Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld, for so long as Bank has an obligation to lend or there are any outstanding Obligations:

7.1   DISPOSITIONS.

      Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers of (i) Inventory in the ordinary course of business; (ii) non-exclusive licenses and similar

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arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) worn-out or obsolete Equipment.

7.2   CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

      Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management of greater than 25% (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies the venture capital investors prior to the closing of the investment). Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations in which Borrower maintains or stores over $5,000 in Borrower's assets or property.

7.3   MERGERS OR ACQUISITIONS.

      Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction would not result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4   INDEBTEDNESS.

      Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5   ENCUMBRANCE.

      Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6   DISTRIBUTIONS; INVESTMENTS.

      Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7   TRANSACTIONS WITH AFFILIATES.

      Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.


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7.8   SUBORDINATED DEBT.

      Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9   COMPLIANCE.

      Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8     EVENTS OF DEFAULT

      Any one of the following is an Event of Default:

8.1   PAYMENT DEFAULT.

      If Borrower fails to pay any of the Obligations within 5 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2   COVENANT DEFAULT.

      If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7, or if Borrower does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 15 days after it occurs, or if the default cannot be cured within 15 days or cannot be cured after Borrower's attempts within 15 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3   MATERIAL ADVERSE CHANGE.

      If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or
(iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

8.4   ATTACHMENT.

      If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5   INSOLVENCY.

      If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6   OTHER AGREEMENTS.

      If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7   JUDGMENTS.

      If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied);

8.8   MISREPRESENTATIONS.

      If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document; or

8.9   LITIGATION.

      If Borrower receives an adverse ruling on any dispositive or partially dispositive motion or application in the case of Vanguard Medical Concepts, Inc. vs. Donny A. Green and Alliance Medical Corporation, case number C10 01-565, pending in the Circuit Court of the 9th Judicial Circuit in and for Orange County, Florida, which causes a Material Adverse Change in the business, operations, or condition (financial or otherwise) of the Borrower, or if the Vanguard case is set for trial.

9     BANK'S RIGHTS AND REMEDIES

9.1   RIGHTS AND REMEDIES.

      When an Event of Default occurs and continues, Bank may, without notice or demand, do any or all of the following:

      (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs, all Obligations are immediately due and payable without any action by Bank); (

      b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

      (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

      (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

      (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

      (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, servicemarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

      (g) Dispose of the Collateral according to the Code.

9.2   POWER OF ATTORNEY.

      Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors; (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3   ACCOUNTS COLLECTION.

      When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4   BANK EXPENSES.

      If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5   BANK'S LIABILITY FOR COLLATERAL.

      If Bank complies with reasonable banking practices and the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6   REMEDIES CUMULATIVE.

      Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7   DEMAND WAIVER.

      Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10    NOTICES

      All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11    CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

      Arizona law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Maricopa County, Arizona.

      BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12    GENERAL PROVISIONS

12.1  SUCCESSORS AND ASSIGNS.

      This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2  INDEMNIFICATION.

      Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3  TIME OF ESSENCE.

      Time is of the essence for the performance of all obligations in this Agreement.

12.4  SEVERABILITY OF PROVISION.

      Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  AMENDMENTS IN WRITING, INTEGRATION.

      All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7  SURVIVAL.

      All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8  CONFIDENTIALITY.

      In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's Subsidiaries or Affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining the agreement of such prospective transferee or purchaser to the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9  ATTORNEYS' FEES, COSTS AND EXPENSES.

      In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13    DEFINITIONS

13.1  DEFINITIONS.

      In this Agreement:

      "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

      "ACQUISITION TERM LOAN" is a loan of $1,000,000.

      "ACQUISITION TERM LOAN MATURITY DATE" is April 30, 2004.

      "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

      "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

      "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses, field examination fees, and filing fees) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

      "BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "BORROWING BASE" is 80% of Eligible Accounts as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

      "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

      "CLOSING DATE" is the date of this Agreement.

      "CODE" is the Uniform Commercial Code, as applicable.

      "COLLATERAL" is the property described on Exhibit A.

      "COMMITTED REVOLVING LINE" is an Advance of up to $2,500,000.

      "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

      "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

      "CREDIT EXTENSION" is each Advance, Letter of Credit, Acquisition Term Loan, Equipment Term Loan, or any other extension of credit by Bank for Borrower's benefit.

      "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

      (a) Accounts that the account debtor has not paid within 90 days of invoice date;

      (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

      (c) Credit balances over 90 days from invoice date;

      (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

      (e) Accounts for which the account debtor does not have its principal place of business in the United States;

      (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

      (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

      (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

      (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

      (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the account debtor is subject to an Insolvency Proceeding, becomes insolvent, or goes out of business;

      (k) Accounts for which Bank reasonably determines collection to be doubtful.

      "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

      "EQUIPMENT TERM LOAN" is a loan of up to $500,000.

      "EQUIPMENT TERM LOAN MATURITY DATE" is April 30, 2004.

      "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

      "GAAP" is generally accepted accounting principles.

      "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

      "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "INTELLECTUAL PROPERTY" is:

      (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

      (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

      (c) All design rights which may be available to Borrower now or later created, acquired or held;

      (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

      All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

      "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

      "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

      "LETTER OF CREDIT" is defined in Section 2.1.2.

      "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

      "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

      "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

      "MATERIAL ADVERSE CHANGE" is described in Section 8.3.

      "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

      "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

      "PERMITTED INDEBTEDNESS" is:

      (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

      (b) Indebtedness existing on the Closing Date and shown on the Schedule;

      (c) Subordinated Debt;

      (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

      (e) Indebtedness secured by Permitted Liens.

      "PERMITTED INVESTMENTS" are:

      (a) Investments shown on the Schedule and existing on the Closing
Date; and

      (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

      "PERMITTED LIENS" are:

      (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

      (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

      (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

      (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

      (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

      (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

      "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

      "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

      "RESPONSIBLE OFFICER" is each of the Chief Executive Officer and the Chief Financial Officer of Borrower.

      "REVOLVING MATURITY DATE" is April 30, 2002.

      "ROLLING REVENUE PROJECTION" is defined in Section 6.2(b).

      "SCHEDULE" is any attached schedule of exceptions.

      "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

      "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

      "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Alliance and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and servicemarks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

      "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

      "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register, and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks.

                        [Signatures on following page]

BORROWER:
ALLIANCE MEDICAL CORPORATION



By:
   -----------------------------------
Title:
      --------------------------------


BORROWER:

PARAGON HEALTH CARE CORPORATION



By:
   -----------------------------------
Title:
      --------------------------------



BANK:

SILICON VALLEY BANK



By:
   -----------------------------------
Title:
      --------------------------------

                                  EXHIBIT A

      Subject to the penultimate paragraph hereof, the Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

      All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

      The foregoing notwithstanding, and, in anticipation of the application of the Revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and National Conference Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), it is agreed that applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Borrower, whether or not within the scope of Revised Article 9, and the Collateral shall include, without limitation, the following categories of assets as defined in the Code: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables, and license fees), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired.

                                  EXHIBIT B

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 12:00 P.M., P.S.T.

FAX TO:                                            DATE: ____________________
--------------------------------------------------------------------------------
[ ]  Loan Payment:

                  Alliance Medical Corporation (Borrower) and
                   Paragon Health Care Corporation (Borrower)


From Account # ________________________      To Account #  ___________________
                   (Deposit Account #)                      (Loan Account #)

Principal $ __________________  and/or Interest $ ____________________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

AUTHORIZED SIGNATURE: __________________________      Phone Number: ___________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[ ]   LOAN ADVANCE:

COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

From Account # __________________________   To Account # _____________________
                  (Loan Account #)                       (Deposit Account #)

Amount of Advance $______________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

AUTHORIZED SIGNATURE:  _____________________   Phone Number: __________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OUTGOING WIRE REQUEST

COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.
Deadline for same day processing is 12:00 p.m., P.S.T.

Beneficiary Name: ________________________      Amount of Wire: $ ____________
Beneficiary Bank: ________________________      Account Number:_______________
City and Sate: ___________________________

Beneficiary Bank Transit (ABA) #: __ __ __ __ __ __ __ __

Beneficiary Bank Code (Swift, Sort, Chip, etc.): _______________
                                             (FOR INTERNATIONAL WIRE ONLY)

Intermediary Bank: ___________________    Transit (ABA) #: ___________________
For Further Credit to: _______________________________________________________
Special Instruction: _________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ________________    2nd Signature (If Required): ________
Print Name/Title: ____________________    Print Name/Title: ___________________
Telephone # __________________________    Telephone # _________________________
--------------------------------------------------------------------------------

                                 EXHIBIT C-1

                          BORROWING BASE CERTIFICATE

Borrower:  Alliance Medical Corporation        Bank:   Silicon Valley
           10232 South 51st Street                     Bank
           Phoenix, AZ  85004                          3003 Tasman Drive
                                                       Santa Clara, CA 95054

Commitment Amount:      $2,500,000


ACCOUNTS RECEIVABLE

(1)   Accounts Receivable Book Value as of                                      $
(2)   Additions (please explain on reverse)                                     $
(3)   TOTAL ACCOUNTS RECEIVABLE                                                 $

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
(4)   Amounts over 90 days due                           $
(5)   Balance of 50% over 90 day accounts                $
(6)   Credit balances over 90 days                       $
(7)   Concentration Limits                               $
(8)   Foreign Accounts                                   $
(9)   Governmental Accounts                              $
(10)  Contra Accounts                                    $
(11)  Promotion or Demo Accounts                         $
(12)  Intercompany/Employee Accounts                     $
(13)  Other (please explain on reverse)                  $
(14)  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                      $
(15)  Eligible Accounts (#3 minus #14)                                          $
(16)  LOAN VALUE OF ACCOUNTS (80% of #15)                                       $

BALANCES

(17)  Maximum Loan Amount                                $
(18)  Total Funds Available [Lesser of #17 or #16]                              $
(19)  Present balance owing on Line of Credit            $
(20)  Outstanding under Sublimits (LC)                   $
(21)  RESERVE POSITION (#18 minus #19 and #20)                                  $


The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                                 BANK USE ONLY

                                                          Rec'd By: ___________
                                                                    Auth. Signer
Alliance Medical Corporation                              Date:________________

By:___________________________                            Verified: ___________
      Authorized Signer                                             Auth. Signer
                                                          Date: _______________

                                                          _____________________

                                 EXHIBIT C-2

                          BORROWING BASE CERTIFICATE

Borrower:  Paragon Health Care Corporation           Bank: Silicon Valley Bank
           10809 Executive Center Drive, Suite 110         3003 Tasman Drive
           Little Rock, AR  72211                          Santa Clara, CA 95054



Commitment Amount:      $2,500,000

ACCOUNTS RECEIVABLE
(22)  Accounts Receivable Book Value as of                                      $
(23)  Additions (please explain on reverse)                                     $
(24)  TOTAL ACCOUNTS RECEIVABLE                           $

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
(25)  Amounts over 90 days due                            $
(26)  Balance of 50% over 90 day accounts                 $
(27)  Credit balances over 90 days                        $
(28)  Concentration Limits                                $
(29)  Foreign Accounts                                    $
(30)  Governmental Accounts                               $
(31)  Contra Accounts                                     $
(32)  Promotion or Demo Accounts                          $
(33)  Intercompany/Employee Accounts                      $
(34)  Other (please explain on reverse)                   $
(35)  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                      $
(36)  Eligible Accounts (#3 minus #14)                                          $
(37)  LOAN VALUE OF ACCOUNTS (80% of #15)                                       $

BALANCES

(38)  Maximum Loan Amount                                 $
(39)  Total Funds Available [Lesser of #17 or #16]                              $
(40)  Present balance owing on Line of Credit             $
(41)  Outstanding under Sublimits (LC)                    $
(42)  RESERVE POSITION (#18 minus #19 and #20)                                  $

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:



Paragon Health Care Corporation                           BANK USE ONLY

By: ________________________________                      Rec'd By: ___________
      Authorized Signer                                             Auth. Signer
                                                          Date:________________

                                                          Verified: ___________
                                                                    Auth. Signer
                                                          Date: _______________

                                                          _____________________

                                 EXHIBIT D-1

                            COMPLIANCE CERTIFICATE

TO:         SILICON VALLEY BANK
            3003 Tasman Drive
            Santa Clara, CA 95054

FROM: ALLIANCE MEDICAL CORPORATION


      The undersigned authorized officer ("Officer") of Alliance Medical Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

      REPORTING COVENANT                      REQUIRED                 COMPLIES
      ------------------                      --------                 --------
      Monthly financial statements + CC       Monthly within 30 days      Yes No
      Annual (Audited) + CC                   FYE within 90 days          Yes No
      A/R & A/P Agings (by invoice date)      Monthly within 20 days      Yes No
      Projections (rolling 4-quarter basis)   Quarterly within 45 days    Yes No
      Borrowing Base Certificate              Monthly within 30 days      Yes No

      FINANCIAL COVENANT                    REQUIRED        ACTUAL        COMPLIES
      ------------------                    --------        ------        --------
      Maintain on a Monthly Basis:
      Minimum Tangible Net Worth            $4,750,000                    Yes  No
           Plus Equity Raised Since 4/2001  $________
           Plus Net Income Since 4/2001     $________
           Total                            $________       $______       Yes  No
          Minimum Liquidity Coverage        1.25:1.00        _____:1.00   Yes  No
      Revenue Variance:
          Maximum Quarterly Variance
            From Plan                       15%              _____ %      Yes  No

Have there been updates to Borrower's
intellectual property, if applicable?                                     Yes  No

COMMENTS REGARDING EXCEPTIONS:                        BANK USE ONLY
See attached.

                                         Received by: _________________________
Sincerely,                                              AUTHORIZED SIGNER

                                         Date: ________________________________
ALLIANCE MEDICAL CORPORATION

                                         Verified: ____________________________
_________________________________                       AUTHORIZED SIGNER
SIGNATURE

                                         Date: ________________________________
_________________________________
TITLE                                    Compliance Status:        Yes     No

_________________________________
DATE

                                EXHIBIT D-2

                            COMPLIANCE CERTIFICATE

TO:         SILICON VALLEY BANK
            3003 Tasman Drive
            Santa Clara, CA 95054

FROM: PARAGON HEALTH CARE CORPORATION


      The undersigned authorized officer ("Officer") of Paragon Health Care Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

      REPORTING COVENANT                      REQUIRED                 COMPLIES
      ------------------                      --------                 --------
      Monthly financial statements + CC       Monthly within 30 days      Yes No
      Annual (Audited) + CC                   FYE within 90 days          Yes No
      A/R & A/P Agings (by invoice date)      Monthly within 20 days      Yes No
      Projections (rolling 4-quarter basis)   Quarterly within 45 days    Yes No
      Borrowing Base Certificate              Monthly within 30 days      Yes No

      FINANCIAL COVENANT                    REQUIRED        ACTUAL        COMPLIES
      ------------------                    --------        ------        --------
      Maintain on a Monthly Basis:
           Minimum Tangible Net Worth       $4,750,000                    Yes  No
           Plus Equity Raised Since 4/2001  $________
           Plus Net Income Since 4/2001     $________
           Total                            $________       $______       Yes  No
          Minimum Liquidity Coverage        1.25:1.00        _____:1.00   Yes  No
      Revenue Variance:
          Maximum Quarterly Variance
            From Plan                       15%              _____ %      Yes  No

Have there been updates to Borrower's
intellectual property, if applicable?                                     Yes  No

COMMENTS REGARDING EXCEPTIONS:                        BANK USE ONLY
See attached.

                                         Received by: _________________________
Sincerely,                                              AUTHORIZED SIGNER

                                         Date: ________________________________
PARAGON HEALTH CARE CORPORATION

                                         Verified: ____________________________
_________________________________                       AUTHORIZED SIGNER
SIGNATURE

                                         Date: ________________________________
_________________________________
TITLE                                    Compliance Status:        Yes     No

_________________________________
DATE

                                  EXHIBIT E

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA  95054
Attn:  Loan Services

                   CONSENT TO REMOVAL OF PERSONAL PROPERTY

      KNOW ALL PERSONS BY THESE PRESENTS:

(a) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"): SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, commonly known as 10232 SOUTH 51ST STREET, PHOENIX, ARIZONA 85044.

(b) ALLIANCE MEDICAL CORPORATION, whose address is 10232 South 51st Street, Phoenix, Arizona 85044 ("Borrower"), has entered into or will enter into a Loan and Security Agreement with Silicon Valley Bank ("Bank") dated June 11, 2001 (as amended and supplemented from time to time, the "Loan Agreement"). As a condition to entering into the Loan Agreement, Bank requires that the undersigned consent to the removal by Bank of the equipment and other assets covered by the Loan Agreement (hereinafter called "Equipment") from the Real Property.

      NOW, THEREFORE, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Bank as follows:

      1. So long as Bank or its assignees or their assignees has any rights thereto, the undersigned waives and releases each and every right which undersigned now has, under applicable law or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

      2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

      3. The undersigned will permit Bank, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Loan Agreement or otherwise including, without limitation, the right to remove the Equipment; provided, however, that if Bank, in removing the Equipment damages any improvements of the undersigned on the Real Property, Bank will, at its expense, cause same to be repaired.

      4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of each of Bank and its respective successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this instrument at _______________, this __________________ day of ________________ , 2001.

BEDFORD PROPERTY INVESTORS, INC.,
A MARYLAND CORPORATION

By:______________________________

Title: __________________________

                                 ATTACHMENT 1

                         LEGAL DESCRIPTION OF COMPLEX



      LOT 18, KOLL/ELLIOT TRACT A, A SUBDIVISION RECORDED IN BOOK 247, PAGE 4, M.C.R., LYING IN THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 1 SOUTH, RANGE 4 EAST OF THE GILA & SALT RIVER BASE & MERIDIAN, MARICOPA COUNTY, ARIZONA

                                  EXHIBIT F

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA  95054
Attn:  Loan Services

                   CONSENT TO REMOVAL OF PERSONAL PROPERTY

      KNOW ALL PERSONS BY THESE PRESENTS:

(a) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"): SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, commonly known as 254 W. KEENE ROAD, APOPKA, FLORIDA 32703.

(b) ALLIANCE MEDICAL CORPORATION, whose address is 10232 South 51st Street, Phoenix, Arizona 85044 ("Borrower"), has entered into or will enter into a Loan and Security Agreement with Silicon Valley Bank ("Bank") dated June 11, 2001 (as amended and supplemented from time to time, the "Loan Agreement"). As a condition to entering into the Loan Agreement, Bank requires that the undersigned consent to the removal by Bank of the equipment and other assets covered by the Loan Agreement (hereinafter called "Equipment") from the Real Property.

      NOW, THEREFORE, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Bank as follows:

      1. So long as Bank or its assignees or their assignees has any rights thereto, the undersigned waives and releases each and every right which undersigned now has, under applicable law or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

      2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

      3. The undersigned will permit Bank, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Loan Agreement or otherwise including, without limitation, the right to remove the Equipment; provided, however, that if Bank, in removing the Equipment damages any improvements of the undersigned on the Real Property, Bank will, at its expense, cause same to be repaired.

      4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of each of Bank and its respective successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this instrument at ________________ , this ______________ day of _________________ , 2001.


BFI WASTE SYSTEMS OF NORTH AMERICA, INC.,
A DELAWARE CORPORATION

By: ____________________________

Title: _________________________

                                 ATTACHMENT 1

                                  EXHIBIT G

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA  95054
Attn:  Loan Services

                   CONSENT TO REMOVAL OF PERSONAL PROPERTY

      KNOW ALL PERSONS BY THESE PRESENTS:

(a) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"): SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, commonly known as 10809 EXECUTIVE CENTER DRIVE, SUITE 110, LITTLE ROCK, ARKANSAS 72211.

(b) PARAGON HEALTH CARE CORPORATION, whose address is 10809 Executive Center Drive, Suite 110, Little Rock, Arkansas 72211 ("Borrower"), has entered into or will enter into a Loan and Security Agreement with Silicon Valley Bank ("Bank") dated June 11, 2001 (as amended and supplemented from time to time, the "Loan Agreement"). As a condition to entering into the Loan Agreement, Bank requires that the undersigned consent to the removal by Bank of the equipment and other assets covered by the Loan Agreement (hereinafter called "Equipment") from the Real Property.

      NOW, THEREFORE, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Bank as follows:

      1. So long as Bank or its assignees or their assignees has any rights thereto, the undersigned waives and releases each and every right which undersigned now has, under applicable law or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

      2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

      3. The undersigned will permit Bank, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Loan Agreement or otherwise including, without limitation, the right to remove the Equipment; provided, however, that if Bank, in removing the Equipment damages any improvements of the undersigned on the Real Property, Bank will, at its expense, cause same to be repaired.

      4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of each of Bank and its respective successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this instrument at ________________ , this ______________ day of _________________ , 2001.


KOALA LITTLE ROCK REALTY HOLDING
CO., INC., A DELAWARE CORPORATION

By: ______________________________

Title: ___________________________

                                 ATTACHMENT 1

                                  SCHEDULE 1

                        PERMITTED INVESTMENT SCHEDULE

                 SUBSIDIARIES OF ALLIANCE MEDICAL CORPORATION

Subsidiary                            State of Incorporation      Ownership Interest
----------                            ----------------------      ------------------
Sterile Reprocessing Services, Inc.       Texas                   100% Alliance

Crystal Medical Technologies, Inc.        Nevada                  100% Alliance
      (dba ORRIS, Inc.)

Applied Medical Recovery, Inc.            Arizona                 100% Alliance

Arizona Medical Recovery
  & Reprocessing, L.L.C.                  Arizona                 100% Applied
                                                                  Medical Recovery, Inc.

Applied Medical Technologies, L.L.C.      Arizona                 72% Applied
                                                                  Medical Recovery, Inc.
                                                                  28%   Dr. Wade Hill

Paragon Health Care Corporation           South Carolina          100% Alliance

Paragon Reprocessing Services, Inc.       Arkansas                100% Paragon Health
                                                                  Care Corp.

                                  SCHEDULE 2

                             LITIGATION SCHEDULE

      On January 19, 2001, Vanguard Medical Concepts, Inc. filed a complaint against Donny A. Green, one of our employees, and our company in the Ninth Judicial Circuit in Orange County, Florida. The complaint alleges causes of action for breach of contract and misappropriation of trade secrets arising from the breach of a confidentiality and non-compete agreement between Mr. Green and Vanguard and unauthorized access to confidential portions of Vanguard's web site. Vanguard is seeking damages from us, including attorneys' fees and costs, in excess of $10 million plus punitive damages. We deny that any trade secrets were misappropriated and will vigorously defend this lawsuit.

      On March 15, 1999, Dr. Wade Hill filed a complaint against our company and several of our subsidiaries in the Third Judicial District Court of Salt Lake County, Utah. The complaint alleges conversion, fraud, breach of contract, breach of fiduciary duty, unjust enrichment and conspiracy. The allegations arise out of the March 1996 transaction in which Dr. Hill entered into a joint venture with Pauline Sill and Raymond Graves. Dr. Hill alleges that Sill and Graves misrepresented a business opportunity and defrauded him during the formation of their joint venture, Applied Medical Technologies, L.L.C. Although Sill and Graves appear to be the primary defendants, we were made a party to the lawsuit when we acquired an indirect ownership interest in the joint venture. Dr. Hill alleges that we furthered any fraud committed by Sill and Graves. Dr. Hill seeks unspecified damages which could exceed $350,000. We deny ever having committed any fraud and will vigorously defend this lawsuit.